Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended May 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(5,105,664)
Unrealized Gain (Loss) on Market Value of Futures	(14,672,258)
Dividend Income	27,847
Interest Income	778,799
ETF Transaction Fees	3,500
Total Income (Loss)	$(18,967,776)

Expenses
Management Fees	$266,676
Professional Fees	56,578
Brokerage Commissions	57,616
Non-interested Directors' Fees and Expenses	4,062
Prepaid Insurance Expense	4,937
Total Expenses	$389,869
Net Income (Loss)	$(19,357,645)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/19	$413,623,077
Withdrawals (800,000 Shares)	(30,064,833)
Net Income (Loss)	(19,357,645)

Net Asset Value End of Month	$364,200,599
Net Asset Value Per Share (10,000,000 Shares)	$36.42

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended May 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(184,700)
Realized Trading Gain (Loss) on Short-Term Investments	31
Unrealized Gain (Loss) on Market Value of Futures	(1,126,063)
Dividend Income	1,853
Interest Income	25,534
ETF Transaction Fees	700
Total Income (Loss)	$(1,282,645)

Expenses
Management Fees	$7,403
Professional Fees	8,323
Brokerage Commissions	178
Non-interested Directors' Fees and Expenses	140
Prepaid Insurance Expense	62
Total Expenses	16,106
Expense Waiver	(6,995)
Net Expenses	$9,111
Net Income (Loss)	$(1,291,756)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/19	$14,543,703
Additions (50,000 Shares)	877,151
Withdrawals (150,000 Shares)	(2,577,383)
Net Income (Loss)	(1,291,756)

Net Asset Value End of Month	$11,551,715
Net Asset Value Per Share (700,000 Shares)	$16.50

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended May 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(5,290,364)
Realized Trading Gain (Loss) on Short-Term Investments	31
Unrealized Gain (Loss) on Market Value of Futures	(15,798,321)
Dividend Income	29,700
Interest Income	804,333
ETF Transaction Fees	4,200
Total Income (Loss)	$(20,250,421)

Expenses
Management Fees	$274,079
Professional Fees	64,901
Brokerage Commissions	57,794
Non-interested Directors' Fees and Expenses	4,202
Prepaid Insurance Expense	4,999
Total Expenses	405,975
Expense Waiver	(6,995)
Net Expenses	$398,980
Net Income (Loss)	$(20,649,401)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/19	$428,166,780
Additions (50,000 Shares)	877,151
Withdrawals (950,000 Shares)	(32,642,216)
Net Income (Loss)	(20,649,401)

Net Asset Value End of Month	$375,752,314

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596